SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS

                                 -----------------


Cash Management Fund Institutional        Daily Assets Fund Institutional
Cash Management Fund Investment           Money Market Fund Investment
Cash Reserves Fund Institutional          Cash Reserve Fund -- Prime Series

At shareholder meetings held during the second quarter of 2006, the shareholders of each fund approved replacing each fund's fundamental restriction regarding concentration with the following:

   The fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

This change will be effective August 1, 2006.


Cash Reserve Fund -- Prime Series

The following sentence supplements the disclosure in the section "Overview of the Prime Series -- Investment Policies and Strategies":

The Prime Series will invest more than 25% of its total assets in obligations of banks and other financial institutions.



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

The following disclosure is added under the heading "A Detailed Look at the Prime Series -- Risks":

Concentration Risk. Because the Prime Series will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


Cash Management Fund Institutional        Cash Reserves Fund Institutional
Cash Management Fund Investment           Daily Assets Fund Institutional
                                          Money Market Fund Investment


The following sentence replaces the last sentence in the section "Overview of the Fund -- Investment Policies and Strategies" in each fund's prospectus:

The fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure replaces "Concentration Risk" under the heading "A Detailed Look at the Fund -- Risks" in each fund's prospectus:

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.








               Please Retain This Supplement for Future Reference




July 31, 2006
st-NYF